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                                 Supplement to
                                 VAN ECK FUNDS
                      STATEMENT OF ADDITIONAL INFORMATION
                             Dated April 23, 1996




Amendment to the Statement of Additional Information - "Portfolio Transactions and Brokerage"
(Page 23)


In addition, the Adviser may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Adviser under which the broker-dealer allocates a portion of the commissions paid by a Fund toward payment of the Fund's expenses such as transfer agency, printing or other expenses. The services of the broker-dealer must be comparable to those of other qualified broker-dealers.






                                   Supplement Dated December 23, 1996